MERRILL LYNCH LIFE INSURANCE COMPANY Merrill Lynch Life Variable Annuity Separate Account C Supplement Dated August 1, 2008 to the Prospectus For CONSULTS ANNUITY® (Dated May 1, 2008)	ML LIFE INSURANCE COMPANY OF NEW YORK ML of New York Variable Annuity Separate Account C Supplement Dated August 1, 2008 to the Prospectus For CONSULTS ANNUITY® (Dated May 1, 2008)
This supplement describes a change to the name of the Roszel/BlackRock Relative Value Portfolio (the “Fund”), a portfolio of the MLIG Variable Insurance Trust. This Fund is available under the variable annuity contracts listed above (the “Contracts”) issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. Please retain this supplement with your Prospectus for future reference.
Effective August 1, 2008, the Roszel/BlackRock Relative Value Portfolio changed its name to the Roszel/BlackRock Equity Dividend Portfolio. Accordingly, all references to the Roszel/ BlackRock Relative Value Portfolio in the Prospectus and Statement of Additional Information are changed to the Roszel/BlackRock Equity Dividend Portfolio. The investment objective of the Fund has not changed.
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If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 for Contracts issued by Merrill Lynch Life Insurance Company or (800) 333-6524 for Contracts issued by ML Life Insurance Company of New York, or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.
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